UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported):  September 10, 2009

CNS RESPONSE, INC.
(Exact name of Company as specified in its charter)

Delaware	0-26285	87-0419387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2755 Bristol Street, Suite 285
Costa Mesa, CA 92626
(Address of principal executive offices)

(714) 545-3288
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On September 10, 2009, CNS Response, Inc. (the “Company”) provided a letter to its stockholders from its Chief Executive Officer, George Carpenter.  This letter was posted on the Company’s website and may be mailed or otherwise delivered to Company stockholders.

The text of the letter is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

The Company has filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”) in connection with its Annual Meeting of Stockholders.  These materials are not a substitute for the definitive proxy statement or any other documents the Company will file with the SEC.  Stockholders are urged to read the definitive proxy statement and any other such documents, when available, which will contain important information.   CNS stockholders may obtain free copies of the proxy statement and related documents filed by the Company and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at www.sec.gov.    CNS stockholders also will be able to receive the proxy statement, when available, and other relevant documents free of charge from the Company at 2755 Bristol Street, Suite 285, Costa Mesa, CA 92626.

Participants in Solicitation

CNS and its directors (other than Leonard J. Brandt) and executive officer (George Carpenter, who also serves as a director) may be deemed to be participants in the solicitation of proxies in respect of the matters to be considered at the Company’s 2009 Annual Meeting of Stockholders.  Securityholders may obtain information regarding the names, affiliations and interests of such individuals in CNS’s Form 10-K and Form 10-K/A filings with the SEC on January 13, 2009 and January 28, 2009, respectively.  To the extent holdings of CNS securities of the participants have changed since the amounts reflected in those filings, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 or Form 5 filed by those persons with the SEC. Additional information regarding the interests of these persons in these matters is included in the Company’s proxy statement.

Item 9.01                      Financial Statements and Exhibits.

(d)       Exhibits

The following exhibit is filed herewith:

99.1	Letter to stockholders from George Carpenter dated September 10, 2009.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Response, Inc.

	By:	/s/ George Carpenter
September 10, 2009		George Carpenter
Chief Executive Officer

Exhibit Index

99.1	Letter to stockholders from George Carpenter dated September 10, 2009.